Corporate Presentation January 2022 BRINGING CHANGE FOR FEMALE CANCERS

Forward Looking Statement Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. 2 Nasdaq: CNTX These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Trademarks: The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Company Highlights Nasdaq: CNTX3 Executive Summary Focus on Women’s Oncology → Unmet clinical need in breast, ovarian, and endometrial cancers Lead Asset: ONA-XR oral PR antagonist → Progesterone receptor (PR) oncogenic signaling is associated with breast, ovarian, and endometrial cancer1 → Onapristone is a progesterone receptor (PR) antagonist that suppresses PR oncogenic signaling2 → Onapristone extended release (ONA-XR) is a proprietary, oral, extended-release form of onapristone → ONA-XR has been administered in over 128 subjects-to-date → ONA-XR being evaluated in four ongoing mid-stage clinical trials Second Asset: CLDN6 x CD3 bispecific antibody → Claudin 6 (CLDN6) is a protein expressed in ovarian and endometrial cancer, but not in normal adult tissues → Developing a highly selective CLDN6 x CD3 bispecific antibody Path Forward → Multiple clinical inflection points in 2022 → Cash runway into 2024 (1) Chiebowski, JAMA, 2010; Daniel, Oncogene, 2015 (2) Knutson, J Hem & Onc, 2017

Nasdaq: CNTX4 Pipeline Executive Summary (1) Tyligand Biosciences Ltd licensed rights to ONA-XR in China, HK, Macau Cancer Clinical Indication Research Phase 1 Phase 2 Phase 3 Upcoming Milestones FDA Fast Track ONA-XR (PR antagonist)1 Breast Cancer 1L ER+,PR+,HER2- ctDNAhigh • Phase 1b data Mid 2022 2L/3L ER+,PR+,HER2- Post-CDK4/6 inhibitor • Preliminary data 2H 2022 Ovarian Cancer Recurrent PR+ Granulosa Cell • Preliminary data 2H 2022 Endometrial Cancer Recurrent PR+ Endometrioid • Preliminary data Mid 2022 CLDN6xCD3 bispecific antibody Ovarian & Endometrial Cancer • IND enabling studies 2022 Phase 1b/2 Trial Phase 2 Trial Phase 2 Trial Phase 2 Trial

89,000 28,000 25,000 104,000 30,000 28,000 35,000 12,000 11,000 - 50,000 100,000 150,000 200,000 250,000 Breast Cancer Ovarian Cancer Endometrial Cancer P at ie nt s US EU5 JP2 Nasdaq: CNTX5 Executive Summary *Source: secondary epidemiologic estimates, 2020 estimates Market Opportunity Prevalence of Metastatic Female Hormone-Driven Cancers in G7 Countries (EU5, Japan, US) • We target large, underserved markets • Within the G7 countries, over 362,000 patients are living with metastatic breast, ovarian, or endometrial cancer

Nasdaq: CNTX6 Executive Summary Experienced Team • We believe that clinical development of ONA-XR is primarily a function of exacting clinical execution • Our CMO led the clinical development of multiple blockbuster drugs for female cancers, including Kisqali, Arimidex, and Afinitor • Our management team is supported by a Board with strong public company operating and governance experience Focus on Execution Martin Lehr CEO and Director Jennifer Minai, CPA Chief Financial Officer Alex Levit, Esq Chief Legal Officer Chris Beck, MBA SVP Operations Beth Nemchik, CPA Controller Mark Fletcher, PhD VP R&D Tarek Sahmoud, MD, PhD Chief Medical Officer Evan Dick, PhD SVP R&D

Lead Asset ONA-XR Progesterone Receptor Antagonist 7 Nasdaq: CNTX

Onapristone Extended Release (ONA-XR) Nasdaq: CNTX8 ONA-XR Mechanism of Action → Onapristone is a progesterone receptor (PR) antagonist that suppresses PR oncogenic signaling → PR oncogenic signaling is associated with breast, ovarian, and endometrial cancer → Onapristone is the only known clinical-stage full PR antagonist Market Opportunity → Breast, ovarian, and endometrial cancers are large and growing markets → Up to 70% of these cancer patients have progesterone receptor positive disease Dosing and Administration → ONA-XR is an extended-release (XR) tablet form of onapristone (ONA) → 50 mg tablets administered orally twice per day Focus on Clinical Execution → ONA-XR has been administered in over 128 subjects-to-date → ONA-XR is currently the subject of three ongoing Phase 2 trials and one ongoing Phase 1b/2 trial → Preliminary clinical data in 2022, with more advanced data in 2023 Intellectual Property → IP protection through at least 2034

Clinical Development Strategy Blocking cancer growth by combining antiestrogen and antiprogestin therapies Nasdaq: CNTX9 ONA-XR Proliferation Immune System Suppression Stemness DNA DamageCell Survival Estrogen Progesterone Cancer Driver Stimulus Cancer Growth and MetastasisOutcome

ONA-XR Evaluation in Breast Cancer Trials 10 Nasdaq: CNTX Treatment Line Context Trial Clinical Collaborator Trial Status Estimated Patients (US)4 Standard of Care (SOC) Medical Need Adjuvant (after primary disease treatment) Window of Opportunity1 Completed >>250,000 Antiestrogen Enhance antiestrogen potency First-Line Metastatic 1L ER+,PR+,HER2- (ctDNAhigh)2 Enrolling Patients 75,000 Antiestrogen + CDK4/6i Treat patients who are at high risk of early progression Second / Third Line Metastatic 2L/3L ER+,PR+,HER2- (post-CDK4/6i)3 Enrolling Patients 35,000 Fulvestrant or Fulvestrant + PI3Ka Improve response rate and progression free survival ONA-XR (1) NCT04142892; (2) NCT04872608; (3) NCT04738292 (4) Source: secondary epidemiologic estimates, 2020 estimates Developing ONA-XR as an Add-on to Antiestrogen Therapy Across Treatment Lines

ONA-XR Evaluation in Gynecologic Trials 11 Nasdaq: CNTX Cancer Context Trial Clinical Collaborator Trial Status Estimated Patients (US)3 Standard of Care (SOC) Medical Need Recurrent Endometrial Combination with Anastrozole in PR+ patients1 Enrolling Patients 25,000 Lenvima + Keytruda Limited treatment options after recurrence Recurrent Granulosa Cell Tumor of Ovary Combination with Anastrozole in PR+ patients2 Monotherapy Phase Complete; Combination Study Enrolling Patients 5,000 Physician’s Choice No FDA approved products in recurrent setting ONA-XR (1) NCT04719273; (2) NCT03909152 (3) Source: secondary epidemiologic estimates, 2020 estimates Developing ONA-XR as an Add-on to Antiestrogen Therapy Across Gynecologic Cancers

ONA-XR ONAWA (SOLTI-1802) Preliminary Data Nasdaq: CNTX12

Window of Opportunity Trial in Primary Breast Cancer Nasdaq: CNTX13 ONAWA (SOLTI-1802) Preliminary Data Bellet et al., San Antonio Breast Cancer Symposium 2021 Key Eligibility Criteria • Post-menopausal women • Histologically confirmed invasive breast carcinoma • PR+, ER+, HER2- as per local assessment • Local Ki67 ≥15% ONA-XR 50 mg orally twice a day SurgeryScreening Baseline Biopsy Post-study Biopsy 3 weeks En d of S tu dy

High PR Expression Associated with Treatment Response ONAWA (SOLTI-1802) Preliminary Data Nasdaq: CNTX14 ONA-XR treatment response was seen in the high PR patient population Post-ONA-XR reduction in cell proliferation marker Ki67 = marker of cell proliferation Bellet et al., San Antonio Breast Cancer Symposium 2021 PR ≥ 90%PR ≤ 90% TIMEPOINTSTIMEPOINTS SCREENING SCREENING SURGERYSURGERY Ki 67 Ki 67 -25%

ONA-XR Shifted Tumors to a More Hormone-sensitive State A post-treatment switch to a more hormone-sensitive phenotype was observed, as shown by the increase Luminal A score at surgery (post-3 weeks of ONA-RX) and risk of recurrence (ROR) scores Nasdaq: CNTX15 ONAWA (SOLTI-1802) Preliminary Data The shift implies an increased chance of tumor responsiveness to combined anti-estrogen and ONA-XR therapy ROR-S: risk of recurrence based on gene expression; ROR-P: risk of recurrence based on tumor cell proliferation Bellet et al., San Antonio Breast Cancer Symposium 2021

Claudin 6 Program 16 Nasdaq: CNTX

CLDN6 x CD3 Bispecific Antibody Program Nasdaq: CNTX17 Claudin 6 Tumor cell T cell CD3CLDN6 Cytotoxic cytokines Lysis CLDN6 x CD3 bispecific antibody Claudin-6 is a tumor-specific protein in adults Integrating Claudin-6 binding with the CD3 T-cell engager couples immunotherapy to tumor specific targeting Opportunity to be 1st/2nd in market based on current competition The bispecific antibody simultaneously binds to a CLDN6- expressing tumor cell and a cytotoxic T-cell. This brings the T-cell into proximity to the tumor cell. The T-cell, activated by CD3, releases cytotoxic cytokines that drive tumor cell death.

Competitive Landscape/Advantage • Based on internal studies and published data, Context anti- CLDN6 binding is at least 10x more selective vs. CLDN9 than competitive anti-CLDN6 mAbs and bispecifics • CLDN6:CLDN9 binding selectivity is a critical safety factor for CLDN6- targeted bispecific antibodies Context Xencor BioNTech Asset Confidential Confidential BNT211 Format CLDN6xCD3 Bispecific CLDN6xCD3 Bispecific CLDN6 CAR-T Stage Preclinical Preclinical Phase 1 Status Active Active Active2 Selectivity CLDN6:9 >100x 10x1 7x Nasdaq: CNTX18 Claudin 6 The Company has performed head-to-head in vitro studies comparing BioNTech CLDN6 monoclonal antibodies. These antibodies were derived from publicly available reports published independent of the Company and may differ in material ways from the actual antibody that is in development. (1) Faber et al., Proceedings: AACR Annual Meeting 2021; April 9-14, 2021 (2) BNT211: NCT04503278; BNT142 Ph 1 initiation 2H 2021 (ref: BioNTech Corp Presentation June 1, 2021) Claudin 9 (CLDN9) is expressed in normal adult tissues, including the inner ear, olfactory epithelium, and pituitary gland. It is involved in hearing – a key reason for the importance of CLDN6:CLDN 9 selectivity.

Corporate 19 Nasdaq: CNTX

Upcoming Milestones ONA-XR Q4 2021 1H 2022 2H 2022 Breast – Window of Opportunity data presentation Breast – mechanism of action data presentation Breast – 1L (ctDNA enriched) Phase 1b trial update Endometrial – Phase 2 trial update Breast – 2L/3L (post-CDK4/6) Phase 2 trial update Granulosa Cell – combination Phase 2 trial update Nasdaq: CNTX20 Corporate Claudin 6 Q4 2021 1H 2022 2H 2022 Preclinical update

Nasdaq: CNTX21 Corporate Investment Highlights Female Cancers Large Unmet Need Progesterone Receptor and Claudin 6 High Value Targets Multiple Data Readouts in 2022 Near-Term Milestones Deep Domain Experience, Track Record of Success Strong Team Expected cash runway into 2024 Financial Strength

BRINGING CHANGE FOR FEMALE CANCERS © CONTEXT THERAPEUTICS 2022